EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT (the “Agreement”), dated as of [__], 2018, is made by and between PolarityTE, Inc., a Delaware corporation (“Company”), and the holder of securities of the Company signatory hereto (“Holder”).

WHEREAS, pursuant to that certain Subscription Agreement (the “Subscription Agreement”), by and between the Company and the Holder, the Holder, on or around September 20, 2017, purchased from the Company units of the Company’s securities (the “Units”) with each Unit consisting of one share of the Company’s 6% Series F Convertible Preferred Stock (the “Preferred Shares”) and a two year warrant (the “Warrants”) to purchase shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”);

WHEREAS, the Holder holds such number of Preferred Shares and Warrants as indicated opposite such Holder’s name under the columns, “Number of Shares of Series F Preferred Stock Held” and “Number of Warrants Held,” respectively, as set forth on Schedule A annexed hereto;

WHEREAS, the Holder is entitled to an annual 6% dividend (the “Dividends”) in accordance with the Certificate of Designations, Preferences and Rights of the Preferred Shares as filed with the Secretary of State of the State of Delaware on September 20, 2017 (the “Certificate of Designations”);

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to exchange with the Holder, and the Holder desires to exchange with the Company, the Preferred Shares into shares of Common Stock;

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 3(a)(9) of the Securities Act, the Company desires to exchange with the Holder, and the Holder desires to exchange with the Company, the Warrants for shares of the Company’s Common Stock;

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to the Certificate of Designations, the Company desires to cancel the Certificate of Designations and retire the Preferred Shares, and the Holder desires to approve the cancellation including waiver of any and all unpaid and to be paid Dividends; and

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company and the Holder desire to terminate the Subscription Agreement and the Registration Rights Agreement (as defined below), including the waiver of any and all rights and obligations of each party thereunder;

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and Holder agree as follows:

1. Terms of the Preferred Stock Exchange. The Holder irrevocably agrees hereby, effective as of the Effective Date (as defined below), and without any further action on the part of the Holder, that the Preferred Shares shall be cancelled and in exchange and full satisfaction therefor, the Holder shall be issued such number of shares of Common Stock listed opposite such Holder’s name under the column, “PS Shares to be Issued,” as set forth on Schedule A annexed hereto (the “PS Shares”) pursuant to the terms and conditions of this Agreement.

2. Terms of the Warrant Exchange. The Company and Holder hereby irrevocably agree, effective as of the Effective Date, and without any further action on the part of the Holder, that the Warrants shall be cancelled and, in exchange and full satisfaction therefor, the Holder shall be issued such number of shares of Common Stock listed opposite such Holder’s name under the column, “Exchange Shares to be Issued,” as set forth on Schedule A annexed hereto (the “Exchange Shares”).

3. Waiver of Dividend. The Company and Holder hereby irrevocably agree, effective on of the Effective Date, and without any further action on the part of the Holder, to forever waive any obligation to pay or right to receive any past or future Dividends pursuant to the Certificate of Designations, and in consideration therefor, the Holder shall be issued such number of shares of Common Stock listed opposite such Holder’s name under the column, “Dividend Waiver Shares to be Issued,” as set forth on Schedule A annexed hereto (the “Dividend Waiver Shares” and, collectively with the Exchange Shares and the PS Shares, the “Securities”).

4. Waiver and Termination. (a) Effective as of the Effective Date, the Holder hereby waives any obligation the Company has under the Registration Rights Agreement, dated as of the date of the Subscription Agreement (the “Registration Rights Agreement”), including, without limitation, with respect to the registration of the shares of Common Stock issuable upon conversion of the Preferred Shares or upon exercise of the Warrants and the Holder hereby waives any and all damages, penalties and defaults related to the Company failing to file or have declared effective a registration statement by the United States Securities and Exchange Commission (the “Commission”). The Holder and the Company agree and acknowledge that the Registration Rights Agreement shall be cancelled as of the Effective Date and neither party shall have any further rights or obligations under the Registration Rights Agreement as of the Effective Date.

(b) Effective as of the date hereof, the Holder hereby waives any rights pursuant to Section 8 of the Certificate of Designations and agrees and acknowledges that the Certificate of Designations shall be cancelled as of the Effective Date and the Holder shall have no further rights under the Certificate of Designations as of the Effective Date.

(c) Effective as of the date hereof, the Holder hereby waives any rights pursuant to the Warrants, including, without limitation, Section 8 of the Warrants, and the Company and the Holder agree and acknowledge that the Warrants shall be cancelled as of the Effective Date and neither party shall have any further rights or obligations under the Warrants as of the Effective Date.

(d) Effective as of the date hereof, the Holder hereby waives any rights under the Subscription Agreement, and the Company and the Holder agree and acknowledge that the Subscription Agreement shall be cancelled as of the Effective Date and neither party shall have any further rights or obligations under the Subscription Agreement as of the Effective Date.

5. Closing. Upon satisfaction of the conditions set forth herein and upon receipt of all closing deliverables set forth in this Section 5, unless waived by the Company and the Holder, a closing (the date of such closing sometimes referred to herein as the “Closing Date” or the “Effective Date”) shall occur at the offices of King & Spalding LLP, 601 S. California Ave., Palo Alto, California 94304, or such other location as the parties shall mutually agree. On or before the Closing Date, Holder shall deliver to the Company (a) certificates representing the Holder’s Preferred Shares, and (b) Holder’s Warrants, and the Company shall deliver to Holder in book entry form the total number of shares of restricted Common Stock of the Company as set forth on Schedule A annexed hereto. Additionally, on or before the Closing Date, the Company shall have received (i) Other Agreements executed by 100% of the Other Holders (as such terms are defined below) and (ii) conversion notices from holders of 100% of the outstanding shares of the Company’s Series A Preferred Stock, Series B Preferred Stock and Series E Preferred Stock, duly executed by each such holder and evidencing each such holder’s irrevocable intention to convert its respective preferred stock into Common Stock pursuant to the terms of the applicable Certificate of Designations for each such series of preferred stock. On the Effective Date, any and all obligations of the Company to Holder under the Certificate of Designations or with respect to the Preferred Shares or the Warrants shall be fully satisfied, the certificates evidencing the Preferred Shares and Warrants shall be cancelled, the Certificate of Designations, the Subscription Agreement and the Registration Rights Agreement shall be terminated and of no further force or effect and Holder will have no remaining rights, powers, privileges, remedies or interests under the Subscription Agreement, the Certificate of Designations, the Preferred Shares, the Warrants or the Registration Rights Agreement.

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6. Proxy. In consideration for the agreements of the parties hereto, the Holder hereby irrevocably grants to, and appoints, Dr. Denver Lough, as Holder’s proxy and attorney-in-fact, for and in the name, place and stead of Holder, (i) to attend any annual or special meeting of the Company’s stockholders, (ii) to cast any and all votes by written consent held in accordance with the Certificate of Incorporation and Bylaws of the Company if no record date or meeting is held on any matter or proposal presented to the stockholders for approval, (iii) to include the Securities in any computation for purposes of establishing a quorum at any such meeting and (iv) to vote all Securities, or grant or withhold a consent or approval in respect of the Securities, or issue instructions to the record holder of the Securities to do any of the foregoing, in connection with the foregoing. Holder authorizes such proxy and attorney-in-fact to substitute any other Person to act hereunder, to revoke any substitution and to file this proxy and any substitution or revocation with the Secretary of the Company. Holder hereby further affirms that the proxy set forth in this Section 6 is coupled with an interest and is intended to be irrevocable (and as such shall survive and shall not be affected by the death or incapacity of Holder, as applicable), subject, however, to its automatic termination upon the transfer, assignment, sale or other disposition, in whole or in part, voluntary or involuntary, of the Securities, by Holder, and shall not be terminated by operation of law or upon the occurrence of any other event other than such transfer, assignment, sale or other disposition or upon the agreement by Dr. Denver Lough to such termination.

7. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

8. Representations and Warranties of the Holder. The Holder represents and warrants as of the date hereof and as of the closing to the Company as follows:

a. Authorization; Enforcement. The Holder has the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and any other documents or agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Documents”) and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Holder and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Holder and no further action is required by the Holder. This Agreement has been (or upon delivery will have been) duly executed by the Holder and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Holder enforceable against the Holder in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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b. Tax Advisors. The Holder has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement. With respect to such matters, the Holder relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Holder understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

c. Information Regarding Holder. Holder is an “accredited investor”, as such term is defined in Rule 501 of Regulation D promulgated by the Commission under the Securities Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Holder to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. Holder has the authority and is duly and legally qualified to purchase and own the Securities. Holder is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.

d. Legend. The Holder understands that the Securities have been issued pursuant to an exemption from registration or qualification under the Securities Act and applicable state securities laws, and except as set forth below, the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED, EXCEPT AS PERMITTED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

e. Removal of Legends. Certificates evidencing Securities shall not be required to contain the legend set forth in Section 8(d) above or any other legend (i) while a registration statement covering the resale of such Securities is effective under the Securities Act, (ii) following any sale of such Securities pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company), (iii) if such Securities are eligible to be sold, assigned or transferred under Rule 144 and the Holder is not an affiliate of the Company (provided that the Holder provides the Company with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that the Holder provides the Company with an opinion of counsel to the Holder, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the Securities Act or (v) if such legend is not required under applicable requirements of the Securities Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the Commission). If a legend is not required pursuant to the foregoing, the Company shall no later than two (2) business days following the delivery by the Holder to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from the Holder as may be required above in this Section 8(e), as directed by the Holder, credit the aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system. The Company shall be responsible for any transfer agent fees or DTC fees with respect to any issuance of Securities and the removal of any legends with respect to any Securities in accordance herewith, including, but not limited to, fees for the opinions of counsel rendered to the transfer agent in connection with the removal of any legends.

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f. Restricted Securities. The Holder understands that: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws and, consequently, Purchaser may have to bear the risk of owning the Securities for an indefinite period of time because the Shares may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Holder shall have delivered to the Company (if requested by the Company) an opinion of counsel to the Holder, in form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Holder provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Commission promulgated thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

g. Investment Representations. Holder is acquiring the Securities for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, and has no present intention to effect, or any present or contemplated plan, agreement, undertaking, arrangement, obligation, indebtedness, or commitment providing for, any distribution of the Securities; and Purchaser has carefully reviewed the representations concerning the Company contained in this Agreement and has made detailed inquiry concerning the Company, its business and its personnel.

h. Certain Fees. No broker, finder or investment banker is entitled to any brokerage, finder or other fee or commission in connection with the transactions contemplated by this Agreement based on arrangements made by Holder.

9. Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Holder:

a. Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and any other Transaction Documents to which the Company is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors of the Company or the Company’s stockholders in connection therewith and no further filing, consent, or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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b. Organization and Qualification. Each of the Company and its subsidiaries (the “Subsidiaries”) are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof) or condition (financial or otherwise) of the Company or any Subsidiary, individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or (iii) the authority or ability of the Company to perform any of its obligations under any of the Transaction Documents. Other than its Subsidiaries, there is no Person (as defined below) in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest. “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any governmental entity or any department or agency thereof.

c. No Conflict. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Securities) will not (i) (i) result in a violation of the Certificate of Incorporation (as defined below) or other organizational documents of the Company or any of its Subsidiaries, any capital stock of the Company or any of its Subsidiaries or Bylaws (as defined below) of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and the rules and regulations of The NASDAQ Stock Market LLC (the “Principal Market”) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that would not reasonably be expected to have a Material Adverse Effect.

d. No Consents. Except for the filing of a Listing of Additional Shares Application with the Principal Market related to the listing of the Securities for trading thereon, neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date of this Agreement or, in respect of notices required or permitted to be filed with certain state and federal securities commissions, which notices will be filed on a timely basis, and neither the Company nor any of its Subsidiaries is aware of any facts or circumstances which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. Except as disclosed in any of the reports, schedules, forms, statements or other documents required to be filed by the Company with the Commission under the Securities Act or the Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder, including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”), the Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

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e. Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Holder contained herein, the offer and issuance by the Company of the Securities is exempt from registration under the Securities Act. The offer and issuance of the PS Shares and the Exchange Shares is exempt from registration under the Securities Act pursuant to the exemption provided by Section 3(a)(9) thereof. The Company covenants and represents to the Holder that neither the Company nor any of its Subsidiaries has received, anticipates receiving, has any agreement to receive or has been given any promise to receive any consideration from the Holder or any other Person in connection with the transactions contemplated by the Transaction Documents.

f. Issuance of Securities. The issuance of the Securities is duly authorized and, upon issuance in accordance with the terms of the Transaction Documents, shall be validly issued, fully paid and non-assessable and free from all liens, charges and other encumbrances with respect to the issue thereof, other than as a result of any action of the Holder or under federal or state securities laws.

g. Transfer Taxes. As of the date of this Agreement, all share transfer or other taxes (other than income or similar taxes) which are required to be paid by the Company in connection with the issuance of the Securities to be issued to the Holder hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

10. Additional Acknowledgments. The Holder and the Company confirm that the Company has not received any consideration for the transactions contemplated by this Agreement. Pursuant to Rule 144 promulgated by the Commission pursuant to the Securities Act and the rules and regulations promulgated thereunder, the holding period of the Exchange Shares issued in exchange for the Warrants tacks back to the issue date of the Warrants. The Company agrees not to take a position contrary to this paragraph.

11. Release by the Holder. In consideration of the foregoing, Holder and each of Holder’s respective related parties, affiliates, successors and assigns (collectively, the “Releasing Parties”) hereby forever releases, remises, acquits and discharges each of the Company and its subsidiaries, as well as each of their respective officers, directors, principals, control persons, affiliates, stockholders, past and present employees and agents, insurers, predecessors in interest, successors, and assigns (collectively, the “Company Parties”), from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, costs, loss of services, expenses, compensation, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, liabilities and demands whatsoever, in law, admiralty or equity, which any of the Releasing Parties ever had, now have or hereafter can, shall or may have for, upon, or by reason of any matter, cause or thing whatsoever, whether or not known or unknown, arising under the Preferred Shares, the Warrants or the Securities (including, without limitation, the Preferred Shares, the PS Shares, the Warrants, the Warrant Shares, the Exchange Shares or the Dividend Waiver Shares), the Certificate of Designations, the Subscription Agreement, the Registration Rights Agreement or any other Transaction Documents. It is the intention of the Releasing Parties that this release is a general release with regard to the performance, services, or fulfillment of duties of any kind, and shall be effective as a bar to each and every claim, demand, or cause of action that any of the Releasing Parties may now, or ever, have against the Company Parties arising out of, related to, or in any way connected with the relationship of the parties on or before the date hereof or arising out of or in connection with the Preferred Shares, the Warrants or the Securities (including, without limitation, the Preferred Shares, the PS Shares, the Warrants, the Warrant Shares, the Exchange Shares or the Dividend Waiver Shares), the Certificate of Designations, the Subscription Agreement, the Registration Rights Agreement or any other Transaction Documents. The Releasing Parties recognize that they may have some claim, demand, or cause of action against the Company Parties of which they are totally unaware and unsuspecting, and that the Releasing Parties are giving up such claims, demands, and causes of action by execution of this release. It is the intention of the Releasing Parties in executing this release that it will deprive each of them of each such unknown claim, demand, and cause of action, and prevent any of them from ever asserting such unknown claim, demand, or cause of action against any of the Released Parties. It being understood that this Section shall not limit the Holder from taking action for matters with respect to this Agreement.

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12. Miscellaneous.

a. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. This Agreement may not be assigned by the Holder without the prior written consent of the Company, which consent may be withheld by the Company in its sole discretion.

b. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed under the laws of the State of New York without regard to the choice of law principles thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York located in The City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or therewith or with any transaction contemplated hereby or thereby, and hereby irrevocably waives any objection that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

c. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

d. Counterparts/Execution. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains an electronic file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic file signature page (as the case may be) were an original thereof.

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e. Notices. All notices and other communications required or permitted under this Agreement shall be in writing and shall be delivered personally by hand or by overnight courier, mailed by United States first-class mail, postage prepaid, sent by facsimile or sent by electronic mail directed (a) if to Holder, at such Holder’s address, facsimile number or electronic mail address set forth in the Company’s records, or at such other address, facsimile number or electronic mail address as such Holder may designate by ten (10) days’ advance written notice to the other parties hereto; or (b) if to the Company, to its address, facsimile number or electronic mail address set forth below and directed to the attention of its Chief Executive Officer, or at such other address, facsimile number or electronic mail address as the Company may designate by ten (10) days’ advance written notice to the other parties hereto. All such notices and other communications shall be effective or deemed given upon delivery, on the date that is three (3) days following the date of mailing, upon confirmation of facsimile transfer or upon confirmation of electronic mail.

If to the Company, to:	PolarityTE, Inc.
615 Arapeen Drive
Salt Lake City, UT 84108
Attention: Chief Executive Officer
Email:
Facsimile number:

With a copy to:	King & Spalding LLP
(which shall not constitute notice)	601 S. California Ave.
Palo Alto, CA 94304
Attention: Laura Bushnell
Email: lbushnell@kslaw.com
Facsimile number: (650) 422-6800

f. Expenses. Except as otherwise set forth herein, the parties hereto shall pay their own costs and expenses in connection herewith.

g. Entire Agreement; Amendments. This Agreement and the other Transaction Documents constitute the entire agreement between the parties hereto with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. In the event of a conflict between this Agreement and any other Transaction Document, this Agreement shall prevail. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all parties, or, in the case of a waiver, by the party waiving compliance. Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

h. Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

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i. Independent Nature of the Holder’s Obligations and Rights. As set forth in Section 5 hereof, as a condition to the closing, each holder of Preferred Shares and Warrants as of the date hereof shall enter an agreement with the Company in the form of this Agreement and the Exchange Agreement. The obligations of the Holder under the Transaction Documents are several and not joint with the obligations of any other holder of Preferred Shares or Warrants (each, an “Other Holder”) under their respective agreements to exchange Preferred Shares and Warrants (each, an “Other Agreement”), and the Holder shall not be responsible in any way for the performance of the obligations of any Other Holders under any Other Agreement. Nothing contained herein or in any Other Agreement, and no action taken by the Holder pursuant hereto or any Other Holder pursuant to any Other Agreement, shall be deemed to constitute the Holder or any Other Holder as, and the Company acknowledges that the Holder and the Other Holders do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holder and any Other Holder are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by the Transaction Documents, any other agreement or any matters, and the Company acknowledges that the Holder and the Other Holders are not acting in concert or as a group or entity, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by the Transaction Documents and any Other Agreement. The decision of the Holder to receive the Securities pursuant to the Transaction Documents has been made by the Holder independently of any Other Holder. The Holder acknowledges that no Other Holder has acted as agent for the Holder in connection with the Holder making its acquisition hereunder and that no Other Holder will be acting as agent of the Holder in connection with monitoring the Holder’s Securities or enforcing its rights under the Transaction Documents. The Company and the Holder confirm that the Holder has independently participated with the Company in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose. For clarification purposes only and without implication that the contrary would otherwise be true, the transactions contemplated by the Transaction Documents include only the transaction between the Company and the Holder and do not include any other transaction between the Company and any Other Holder.

j. Most Favored Nation. The Company hereby represents and warrants as of the date hereof that none of the terms offered to any Other Holder in any Other Agreement is or will be more favorable to such Other Holder than those of the Holder in this Agreement.

k. Reporting Status. Until the date on which the Holder no longer holds Securities, the Company shall timely file all reports required to be filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended.

l. Listing. The Company shall use commercially reasonable efforts to promptly secure the listing of all of the Securities upon the Principal Market (subject to official notice of issuance) (but in no event later than the Effective Date). The Company hereby agrees to use commercially reasonable efforts to maintain the listing of the Common Stock, including the Securities, on the Principal Market. The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock, including the Securities, on Principal Market and will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 12(l).

(Signature Pages Follow)

10

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

POLARITYTE, INC.

By:
Name:
Title:

HOLDER: [_______________]

By:

Address for Notices:

__________________________________

__________________________________

__________________________________

__________________________________

Social Security or TIN: _______________________

Copies To:

Address for delivery of Securities:

__________________________________

__________________________________

__________________________________

__________________________________

SCHEDULE A